[LOGO SARATOGA INDUSTRIES                                     TEL : 518-245-4400
      SARATOGA ELECRO-FINISHING]                              FAX : 518-245-4425
                                                                www.espey.com
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Espey Mfg. & Electronics Corp.
233 Ballston Avenue, Saratoga Springs, NY 12866 USA

                                  AMENDMENT TO
         SECOND AMENDED AND RESTATED HOWARD PINSLEY AGREEMENT (Revised)

      AMENDMENT dated as of November 23, 2009, by and between Espey Mfg. & Electronics Corp., a New York corporation and Howard Pinsley, to that certain Agreement dated as of February 20, 2009.

      The parties hereby agree to amend and restate paragraph 4 of the Agreement so that it provides, in full, as follows:

            4. TERM. This Agreement shall continue in effect until February 26,
               ----
      2010 at which time this Agreement shall terminate (the "Term"). If during the Term, the Employee resigns or is terminated as Chief Executive Officer of the Company, then the provisions of this Agreement shall continue in effect during the 36 month period following such resignation or termination and as provided in Section 5 below.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written.

                                             ESPEY MFG. & ELECTRONICS CORP.

                                             By: /s/ Dave O'Neil
                                                 --------------------------
                                                 Name:  David O'Neil
                                                 Title:  Treasurer


                                             /s/Howard Pinsley
                                             ------------------------------
                                             Howard Pinsley


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